UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) October 22, 2020
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Matador Resources Company (the “Company”) on October 27, 2020, announcing its financial results for the three and nine months ended September 30, 2020. The Press Release includes updated guidance at October 27, 2020. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.
In the Press Release, the Company has included certain “non-GAAP financial measures,” as defined in Item 10 of Regulation S-K of the Exchange Act, including (i) earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, and net gain or loss on asset sales and impairment (“Adjusted EBITDA”) attributable to Matador Resources Company shareholders, (ii) the combined Adjusted EBITDA of San Mateo Midstream, LLC and San Mateo Midstream II, LLC, the Company’s midstream affiliates, (iii) adjusted net income (loss) attributable to Matador Resources Company shareholders and (iv) adjusted earnings (loss) per diluted common share attributable to Matador Resources Company shareholders. In the Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally-accepted accounting principles (“GAAP”) in the United States. In addition, in the Press Release, the Company has provided the reasons why the Company believes such non-GAAP financial measures provide useful information to investors.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.
On October 22, 2020, the Board of Directors (the “Board”) of the Company appointed James M. “Bo” Howard as a director, effective January 1, 2021. Mr. Howard retired in March 2020 from his long-time role as a trustee of a private family trust in Houston, Texas, a role he held since 2000. Prior to his work as a trustee, he served as Vice President of Texon, L.P. from 1996 to 1999, marketing all crude oil, condensate and liquefied petroleum gas for the company and their public utility joint venture partner. From 1988 to 1996, he served as Vice President of Tripetrol Oil Trading, Inc., through which he also served on the New York Mercantile Exchange (NYMEX) Crude Oil Advisory Committee. Mr. Howard previously served in other trading positions at various Houston-based trading and petroleum companies from 1975 to 1988. He received a Bachelor of Arts degree from Florida Presbyterian College and a Master of International Management degree from Thunderbird School of International Management.
Mr. Howard was appointed by the Board to serve as a director until the 2021 Annual Meeting of Shareholders. The Board appointed Mr. Howard to serve on the Audit; Environmental, Social and Corporate Governance; and Marketing and Midstream Committees.
Mr. Howard will be compensated according to the director compensation program applicable to all other non-employee directors for 2020-2021, which includes a $73,125 annual cash retainer and a $73,125 annual grant of restricted stock units scheduled to vest at the 2021 Annual Meeting of Shareholders, as well as the cash meeting fees and committee retainers outlined in the Company’s Proxy Statement filed on April 23, 2020 (each, other than the meeting fees, pro-rated to reflect Mr. Howard’s partial year of service). He will also enter into an indemnification agreement with the Company in the form included as Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 filed on November 14, 2011 and incorporated herein by reference. Mr. Howard does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and was not appointed to the Board pursuant to any arrangement or understanding between Mr. Howard and any other person. The Board has determined that Mr. Howard is independent under the listing standards of the New York Stock Exchange.

Item 7.01	Regulation FD Disclosure.
Item 2.02 above is incorporated herein by reference.
In connection with the Press Release, the Company released a presentation summarizing the highlights of the Press Release (the “Presentation”). The Presentation is available on the Company’s website, www.matadorresources.com, on the Events and Presentations page under the Investor Relations tab.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 27, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: October 28, 2020	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President